UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 2007

Danaher Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548

(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Ave., N.W., 12th Floor, Washington, D.C.	20006-1813
(Address of Principal Executive Offices) (Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 15, 2007, Danaher issued a press release announcing anticipated earnings per share for the three months ended September 28, 2007. The press release also announced that Danaher has reached agreement with Tektronix,
Inc. to make a cash tender offer to acquire the outstanding shares of Tektronix. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as
amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release — “Danaher to Acquire Raven for $38.00 Per Share, or $2.8 Billion”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/Daniel L. Comas
	Name:	Daniel L. Comas
	Title:	Executive Vice President and Chief Financial
Officer

Dated: October 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release — “Danaher to Acquire Raven for $38.00 Per Share, or $2.8 Billion”